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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K
                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (date of earliest event reported): April 27, 2000

                      Commission File Number: 1-9759


                              IMC Global Inc.

            IMC-Agrico MP, Inc. Profit Sharing and Savings Plan
          (Exact name of Registrant as specified in its charter)




              Delaware                             36-3888539
  (State or other jurisdiction of               (I.R.S. Employer
    incorporation or organization)             Identification No.)


                             2100 Sanders Road
                        Northbrook, Illinois 60062
                              (847) 272-9200
    (Address and telephone number, including area code, of registrant's principal executive offices)




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Item 4.Changes in Registrant's Certifying Accountants.

       On April 25, 2000, IMC Global Inc. engaged Hill, Taylor LLP as independent auditors of the IMC-Agrico MP, Inc. Profit Sharing and Savings Plan (Plan) for the fiscal year ending December 31, 1999 and dismissed the firm of Ernst & Young LLP as auditors of the plan effective April 25, 2000.

       The reports of Ernst & Young LLP on the Plan's financial statements for the year ended December 31, 1998, the six months ended December 31, 1997 and the year ended June 30, 1997 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

       In connection with the audits of the Plan's financial statements for the year ended December 31, 1998, the six months ended December 31, 1997 and the year ended June 30, 1997, and in the subsequent interim period, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the matter in its report.

       The Company has requested Ernst & Young LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated April 27, 2000 is filed as Exhibit 16 to this Form 8-K.

Item 7.Financial Statements and Exhibits.

       (c)  Exhibits

           Number
           ------
             16   Letter re: Change in Certifying Accountant


                                SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        IMC-AGRICO MP,  INC.
                                        PROFIT  SHARING  AND
                                        SAVINGS PLAN


                                        /s/   J. Bradford James
                                        -----------------------------------
                                          J. Bradford James
                                          Chairman of Employee Benefits
                                          Committee

Date:  April 27, 2000